Exhibit 32.2

SARBANES-OXLEY SECTION 906 CERTIFICATION

CERTIFICATION OF TRACY E. OHMART,
CHIEF FINANCIAL OFFICER OF ADAMS RESOURCES & ENERGY, INC.

In connection with this annual report of Adams Resources & Energy, Inc. (the “Registrant”) on Form 10-K for the annual period ended December 31, 2022, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Tracy E. Ohmart, Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	March 16, 2023	By:	/s/ Tracy E. Ohmart
Tracy E. Ohmart
Chief Financial Officer